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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 28, 2005
                                                          --------------------
                                                          (September 28, 2005)

                              GLIMCHER REALTY TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Maryland                      1-12482                 31-1390518
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


      150 East Gay Street, Columbus, Ohio               43215
      -----------------------------------               -----
    (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code (614) 621-9000
                                                          --------------
                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

     On September 28, 2005, Glimcher Realty Trust (the "Registrant") adopted a plan to sell the majority of its remaining community shopping center assets (the "Centers"). As part of the plan, the Registrant will enter into exclusive listing agreements with real estate brokers to market and sell the Centers (exclusive of three community shopping centers currently under contract). At the present time, the Registrant does not expect to incur any costs in connection with the sale of the Centers other than customary closing costs, sales commissions and fees that the Registrant does not anticipate to exceed 4% of the eventual selling price of the Centers. Other than closing costs, sales commissions and fees, the Registrant does not expect to incur any material future cash expenditures in connection with the sale of the Centers. At the present time, the Registrant does not have an expected completion date for any of the prospective sales (except for the aforementioned centers currently under contract which are expected to close during the third and fourth quarters of
2005).

Item 2.06 Material Impairments.

     On September 28, 2005, concurrently with the adoption of the plan mentioned in Item 2.05, the Registrant, based on the anticipated sales price of seven of the Centers, will, pursuant to generally accepted accounting principles ("GAAP"), recognize during the third quarter of 2005 a non-cash impairment charge of approximately $15 million with respect to those seven Centers. At this time, the Registrant does not anticipate the impairment amount to result in any future cash expenditures.

Item 7.01 Regulation FD Disclosure.

     On September 28, 2005, the Registrant issued a press release updating its previously announced financial expectations for its third quarter ending September 30, 2005 and current fiscal year ending December 31, 2005, as a result of the anticipated a) non-cash impairment charge mentioned in Item 2.06, b) third quarter lease termination income and c) proceeds from fourth quarter community center sales referenced above in Item 2.05. The Registrant announced that for the third quarter ending September 30, 2005, it estimates earnings
(loss) per share to be in the range of $(0.17) to $(0.14) per share and Funds From Operations ("FFO") per share to be in the range of $0.22 to $0.25 per share. The Registrant also stated that for the fiscal year ending December 31, 2005, it now estimates that its 2005 earnings per share to be in the range of $0.17 to $0.23 and FFO per share to be in the range of $1.96 to $2.02. Reconciliations of the non-GAAP financial measures to earnings used in this Form 8-K are included in the Outlook section of the press release. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act").

     FFO is a supplemental measure of the Registrant's operating performance as it is a recognized metric used extensively by the real estate industry, in particular, real estate investment trusts. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) available to common shareholders (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO does include impairment losses for properties held for use and held for sale. The Registrant's FFO may not be directly comparable to similarly titled measures reported by other real estate investment trusts. FFO does not represent cash flow from operating activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Registrant's financial performance or to cash flow from operating activities (determined in accordance with GAAP), as a measure of the Registrant's liquidity, nor is it indicative of funds available to fund the Registrant's cash needs, including its ability to make cash distributions.

Forward Looking Statements

     This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy. Future events and actual results, financial and otherwise, may differ from the results discussed in the forward-looking statements. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, tenant bankruptcies, rejection of leases by tenants in bankruptcy, financing and development risks, construction and lease-up delays, cost overruns, the level and volatility of interest rates, the rate of revenue increases versus expense increases, the financial stability of tenants within the retail industry, the failure of the Registrant to make additional investments in regional mall properties and redevelopment properties, the failure to sell properties as anticipated, the failure to fully recover tenant obligations for CAM, taxes and other property expenses, the failure to achieve FFO for 2005 set forth in this Form 8-K, the failure to sell additional community centers, the failure to achieve estimated sales prices and proceeds from the sale of additional community centers, an increase in impairment charges as well as other risks listed from time to time in the Registrant's reports filed with the Securities and Exchange Commission or otherwise publicly disseminated by the Registrant.

Item 9.01 Exhibits.

     (c)  Exhibits

          99.1 Press Release of Glimcher Realty Trust, dated September 28, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLIMCHER REALTY TRUST
                                        (Registrant)


Date: September 28, 2005                /s/ George A. Schmidt
                                        ---------------------------------
                                        George A. Schmidt
                                        Executive Vice President, General
                                        Counsel & Secretary